UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2026

TRANSLATIONAL DEVELOPMENT ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42451	N/A
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

52 E. 83rd Street,
New York, New York 10028

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (917) 979-3072

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-half of one redeemable warrant	TDACU	The Nasdaq Stock Market LLC
Class A ordinary shares, $0.0001 par value per share	TDAC	The Nasdaq Stock Market LLC
Redeemable warrants included as part of the units, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	TDACW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02. Unregistered Sales of Equity Securities.

On June 12, 2026, Translational Development Acquisition Corp., a Cayman Islands exempted company (the “Company”), issued an aggregate of 4,657,499 Class A ordinary shares, par value $0.0001 per share (the “Class A Ordinary Shares”), to TDAC Partners LLC (the “Sponsor”), upon the conversion (the “Conversion”) of an equal number of Class B ordinary shares, par value $0.0001 per share (the “Class B Ordinary Shares”), held by the Sponsor. The Class A Ordinary Shares issued in connection with the Conversion are subject to the same restrictions applicable to the Class B Ordinary Shares prior to the Conversion, including certain transfer restrictions, waiver of redemption rights and the obligation to vote in favor of an initial business combination, as described in the final prospectus filed with the Securities and Exchange Commission by the Company on December 23, 2024 in connection with the Company’s initial public offering. Following the Conversion, there are 21,907,499 Class A Ordinary Shares issued and outstanding and one Class B Ordinary Share issued and outstanding. The Conversion did not result in any cash proceeds to the Company and did not affect the amount held in the Company’s trust account or the per-share redemption value of the Company’s public Class A ordinary shares, which was approximately $10.69 per public share as of June 12, 2026.

The Class A Ordinary Shares issued upon the Conversion have not been registered under the Securities Act of 1933, as amended, in reliance on the exemption from registration provided by Section 3(a)(9) thereof. The Conversion was effected by the Company with the Sponsor, an existing security holder of the Company, exclusively in exchange for the surrender and conversion of the Class B Ordinary Shares. No underwriter was involved in the Conversion, and no commission or other remuneration was paid or given, directly or indirectly, for soliciting the Conversion.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 12, 2026		TRANSLATIONAL DEVELOPMENT ACQUISITION CORP.

	By:	/s/ Michael B. Hoffman
	Name:	Michael B. Hoffman
	Title:	Chief Executive Officer